UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest even reported) November 11, 2005

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8: Item 8.01. Other Events

On November 11, 2005, Center Financial Corporation announced that the Orange County Superior Court yesterday dismissed all claims of Korea Export Insurance Corporation (“KEIC”) against its subsidiary, Center Bank (the “Bank”), in an action that had been brought by KEIC in 2003 seeking to recover damages of approximately $56 million from the Bank. A copy of the news release is attached as Exhibit 99.1.

Section 9: Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	News release dated November 11, 2005.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: November 14, 2005	/s/ Patrick Hartman
Center Financial Corporation Patrick Hartman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	News release dated November 11, 2005	5